Exhibit 3.2

File Number:

LP0000443

Date Filed: 06/21/2010

Robin Carnahan

Secretary of State

SEVENTEENTH RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of restating its Certificate of Limited Partnership under the Missouri Uniform Limited Partnership law, states the following.

(1)	The name of the partnership is The Jones Financial Companies, L.L.L.P. and the partnership’s charter number is LP0000443.

(2)	The name and address of the limited partnership’s Missouri registered agent is:

James A. Tricarico Jr.

12555 Manchester Rd.

Saint Louis, MO 63131

(3)	The names and mailing addresses of the general partners are set forth on Exhibit A attached hereto.

(4)	The latest date upon which the limited partnership is to be dissolved is December 31, 2199.

In affirmation thereof, the facts stated above are true.

Dated: June 17, 2010.

THE JONES FINANCIAL COMPANIES, L.L.L.P.

BY:
James D. Weddle
Managing Partner/Authorized Person/Attorney-in-Fact

Exhibit A

The Jones Financial Companies, L.L.L.P.

Partner Addresses

NAME	Combine Address 1 & 2	Combine City, State, Postal	Country

Miller, Scott Andrew	505 W Fargo	Ionia, MI 48846
Vanderburgh, Diane Bohaker	1106 West Armstrong Way	Chandler, AZ 85248
Dwyer, William Thomas	po box 694	salem, IL 62881
Brown, George N.	817 Via Marchella	Schenectady, NY 12303
Greenberg, Andrew	335 W Woodbine Ave	Kirkwood, MO 63122
Eaker, Norman	20 Country Club Woods	St Charles, MO 63303
Sauter, Alfred W	9 Marsh Drive	Hilton Head Island, SC 29928
Broderick III, William Henry	1100 Wheaton Hill Ct	Town and Country, MO 63131
Prato, Steven Francis	1570 Rahway Rd	Scotch Plains, NJ 07076
Dugan Jr, William Wheldon	501 N Via Firenze Ct	Arroyo Grande, CA 93420
Bouvier, Karin Jean	1 Hillside Avenue	Exeter, NH 03833
Root, Michael Kevin	2320 Brookhollow Lane	Wildwood, MO 63038
Donaldson, Brian D	6927 Waterman Ave	Universty City, MO 63130
Evans, Jordan William	1033 Barberry Lane	Kirkwood, MO 63122
King, Kenneth Glen	9461 Bonhomme Woods Dr	Olivette, MO 63132
Johnson, Kristin Michele	4120 Aberdeen Pl	Swansea, IL 62226
Rahal, John F	18017 Tara Woods Court	Chesterfield, MO 63005
Bumgardner, Michael S	1779 Woodward Terrace	Huntington, WV 25705
Blackley, Edgar Leonard	3513 Harry Davis Road	Bullock, NC 27507
Bell, William Michael	330 8th ave ne	hickory, NC 28601
Cobb, Marc Lin	1318 Winterberry Drive	Reidsville, NC 27320
Sutton, Jenifer L	7607 Yale Court	Frederick, MD 21702
Davis, Jeffrey Clifford	3309 Quail Ridge Road	Kinston, NC 28504
Bryant, Steven William	5203 Bugle La	Colleyville, TX 76034
Price, Ronald Todd	1216 Briarwood	Anderson, SC 29621
Merianos, Tom Anastasios	5217 Preservation Circle	Mississauga, ON L5M 7T3	Canada
Jones Jr, Wendell Elmore	824 Mohawk Drive	Florence, SC 29501
Woodward, Price P	PO Box 585	St Albans, MO 63073-0585
Stapleton, Harvey P.	8 Flintridge Rd	Moultrie, GA 31768
Ewing, James David	1011 Oakdale Road NE	Atlanta, GA 30307
Murphy, John William	1056 Taft Rd	Chesapeake, VA 23322
Phelps, Steven Charles	1429 Rockledge Drive	Rockledge, FL 32955-3742
Williams, Amy L.	17839 Westhampton Woods Dr	Wildwood, MO 63005
Heying, Mary Beth	203 Wizard Court	St Charles, MO 63304
Scott, Stanley Keith	PO Box 291	Live Oak, FL 32064-0291
Liebman, Michele Mary	449 Oakshire Ln	Kirkwood, MO 63122
Orban, Charles Christopher	1501 Honey Locust Court	Wildwood, MO 63005
Lynch, Edmond R	1165 Miners Run	Rochester, MI 48306
Gannon, Kimberly Sue	128 Meramec Oak Ridge	Fenton, MO 63026
Pax, James Louis	1316 Kerria Ave	McAllen, TX 78501
Heisler, Peter Ramsey	567 Se Vista Dr	Newport, OR 97365
Hickok, Jeffrey Kyle	3724 St Marks	Durham, NC 27707
Rowe Jr, Harold Richard	2533 Foxfire Lane	Findlay, OH 45840
Haynes, Randy Keith	601 Loughmor Pass	Weldon Spring, MO 63304
Heisler, Robert Eugene	4738 Farm Creek Lane	Sylvania, OH 43560
Lasserre, Curtis Michael	14425 S 22nd Street	Phoenix, AZ 85048

Exhibit A

Koinis, James R.	3439 Melissa Ct	Port Charlotte, FL 33980
Schmelter, Daniel Alan	16606 Pretty Lake Road	Plymouth, IN 46563
Bouvy, John Christopher	5281 OAKBROOK DR	PLAINFIELD, IN 46168
Peel, Lisa Lynn	2167 Riding Trail Dr	Chesterfield, MO 63005
Byers, Monti Jean	6480 East Cascade Road	Rockville, IN 47872
Campbell, Brett A	661 E Monroe Ave	Kirkwood, MO 63122
Barrows, Joseph L.	1155 N High Street	Lancaster, OH 43130
Domian, Danae Lynn	1146 Lockett Road	Des Peres, MO 63131
Alicea, Phillip Anthony	17815 Suzanne Ridge Drive	Wildwood, MO 63038
Dosmann, Gregory Blake	13368 Pointe Conway Dr	Town & Conutry, MO 63141
Lee, John Douglas	208 Plunder Cove	Eaton, OH 45320
Bayston, Brett Gerald	2009 W 250 North	Lebanon, IN 46052
Melichar, Steven Craig	3305 Gadwall Court	Swansea, IL 62226
Bradley, Dale L.	4715 West Pebble Beach Drive	Wadsworth, IL 60083
Reeser, Todd Michael	10809 E 2720 St	Kewanee, IL 61443
Ficken, Ann Marie	42 Wolverton Court	St Charles, MO 63301
Clement, Stephen Paul	41 Cheshire Dr	Maryville, IL 62062
Terry, Daniel S.	5822 Olde Meadow Ct NE	Rockford, MI 49341
Renner, Elaine Rae	8402 Braeswood Estates Drive	O’Fallon, IL 62269
Ritter, Jennifer Lynn	2705 Kettering Dr	St Charles, MO 63303
Holbrook, Arthur Ralph	PO Box 71562	Newnan, GA 30271
Secrest, Theresa Annettee	256 Towers Creek Pl	St Charles, MO 63304
Dollinger, Edward Joseph	604 Timberline Drive	Joliet, IL 60431
Liesenfeld, Rhonda Lee	706 Hesemann Ridge Ct	Wildwood, MO 63021
Fernandez, Joan Christie	494 Brightspur Lane	Ballwin, MO 63011
Weddle, James Donald	121 Plant Ave	Webster Groves, MO 63119
Eberlin, Mark Allen	PO Box 214	Hardin, IL 62047
Bruns, David Carl	P O Box 22	Washington, IA 52353-0022
Jansen, James David	984 Sheffield Forest Court	Wildwood, MO 63021
Seifert, Stephen Richard	425 Park Ave	Glendale, MO 63122
Smith, Jay Jerred	1720 Brandon Dr	Winchester, VA 22601
Dude, Kenneth M	322 S Woodlawn Ave	Kirkwood, MO 63122
Heidari, Alex Ghobad	16314 Peppermill Drive	Chesterfield, MO 63005
Bastien, Kevin D	1555 Stoll Court	Columbia, IL 62236
Dexter, Michael Paul	3627 St Andrews Ct	Crown Point, IN 46307
Cavness, Pamela Kay	PO Box 124	St Albans, MO 63073
Carani, Steven G	712 Castle Ridge Dr	Ballwin, MO 63021-4476
Hill, Jesse David	633 West Adams	Kirkwood, MO 63122
Krupela, Paul Joseph	12011 Manhattan Place Drive	Des Peres, MO 63131
Longenecker, A Janssen	5334 INDEPENDENCE RD	ST CHARLES, MO 63304
Schachner, Richard D	1938 Chesterfield Ridge Circle	Chesterfield, MO 63017
Regnier, James Leo	319 Plant Ave	Webster Groves, MO 63119
Junis, Steven Edward	7809 Loch Lane	Columbia, SC 29223
O’Bryant, Donna Mae	14410 Granby Rd	Colorado Springs, CO 80921
Reedy, Michelle Lynne	414 Dickson Avenue	St Louis, MO 63122
Ytterberg, Bradley Arthur	619 Kirkshire Drive	Kirkwood, MO 63122
Goegan, Dino Joseph	677 South Cardinal Street	Gilbert, AZ 85296
Waller, Bruce Curtis	W5934 Apple Lane	Fort Atkinson, WI 53538
Kirley, Timothy John	12555 Manchester Road	Des Peres, MO 63131
Curran, Thomas Patrick	530 E Essex Ave	Kirkwood, MO 63122
Miller Jr, Richard G	7 Marsh Island Ln	Savannah, GA 31411
Keeley, John Michael	2420 Fawn Lake Circle	Naperville, IL 60564
King, Michael William	19163 6565 Road	Montrose, CO 81401
Hamilton, Stuart E.	7140 Charter on Flat Rock	Covington, GA 30014
Johnson, John Elwin	2210 Kehrs Ridge Drive	Clarkson Valley, MO 63005

Exhibit A

Westphal, Thomas Jordan	12540 Clark Manor Cir	St Louis, MO 63141
Bowman, Scott R	2308 Overfield Road	Oakville, ON L6M 3V3
Evans, Kirk William	Unit 244,8300 E Dixileta Dr	Scottsdale, AZ 85266
French Sr, Kenneth Joseph	212 edgewater	victoria, TX 77904
Hoppe, David Norbert	199 Turnberry Ln	Battle Creek, MI 49015
Garrett, Ryan D.	4197 Melon Road	South Boston, VA 24592
Dillingham, Marilyn L	PO Box 836	Russelville, KY 42276
Monson, Gregory Veldon	1301 Huron Circle	Sheboygan Falls, WI 53085
Panagos, George L.	5A Paseo Del Paisano	Santa Fe, NM 87506
Honeycutt, Garland	128 West Lincoln St	Tullahoma, TN 37388
Homra, William Allen	2006 Hemme Rd	Stuttgart, AR 72160
Roberts-Pitts, Emily	516 Castle Terrace Ct	Ballwin, MO 63021
Mann, Ronald Elbert	420 4th Avenue SE	Cullman, AL 35055
Thompson, Robert George	11 Queen Mary’s Dr	Etobicoke, ON M8X 1S1	Canada
Baldridge, Robert Anthony	10586 Sunset Pines Ct	St Louis, MO 63128
Williams III, Robert West	3339 Hwy FF	Eureka, MO 63025
Friday, Donald Ray	9208 Stonebriar CR	Shreveport, LA 71115
Mangum, J Kevin	1847 WALL STREET	WEATHERFORD, TX 76086
Greenwald, Ellis William	105 Shannon Dr	Andalusia, AL 36420
Suire, Olen Joseph	50 Glen Cove Dr	Cartersville, GA 30120
Campbell, William Fraser	671 Spyglass Summit	Chesterfield, MO 63017
Wicks, Vickie V	2701 Bocage Lane	Lake Charles, LA 70605
Cotton, Roger Matthew	19612 Creek Round Avenue	Baton Rouge, LA 70817
Palmer, Beverly A	7338 Pershing Ave	St Louis, MO 63130
Reamey, Gary Dale	273 Maple Grove Drive	Oakville, ON L6J 4V6	Canada
Leathers, Phillip Roark	1800 Oak Tree Ridge Road	Chesterfield, MO 63005
Hammer, Douglas Earl	5020 Cedar Crest Avenue	Independence, MO 64055
Trammell, Bill Dean	5801 Country Club Ter	Edmond, OK 73003
Rogers, Charles Nelson	2150 Englewood Terr Ct	Chesterfield, MO 63017
Riseling, Laurence Craig	403 Carson	Dumas, TX 79029
Ruple Jr, Aubrey Vaughan	9628 Kurre Way	Garden Ridge, TX 78266
Pyle, Ronald Keith	3320 Gatwick Pl	Farmers Branch, TX 75234
Bozka, Robert Joseph	1102 Pine Hollow Drive	Friendswood, TX 77546
Skinner, David Jack	6475 CR 258	Cameron, TX 76520
Wilkins, Mary Lindsey	14 Cedar Crest	Ladue, MO 63132
Willingham, Thomas James	1237 Country Ridge Dr	Richland, WA 99352
Riggan, Timothy Wayne	4406 Round Top Road	Snyder, TX 79549
Dille, John Perrault	891 Durrow Dr	St Louis, MO 63141
Williams, Robert Dwayne	908 Turnberry	Southlake, TX 76092
Bennett, Doug	1203 Appleford Lane	Burlington, ON L7P 3M1	Canada
Hope III, Ruben Wert	7210 Foster Island Drive	Richmond, TX 77469
Burwell, Donald James	1052 Old Oak Drive	Oakville, ON L6M 3K5	Canada
Dentinger, Brian Thomas	520 E Monroe Ave	Kirkwood, MO 63122
Miller, Daniel Warren	6350 Redington Drive Se	Ada, MI 49301
Helbert, Clifton Lee	12725 Zachary’s Ridge	Sunset Hills, MO 63127
Howard, Don R.	PO Box 1505	Henderson, TX 75653
Logan, Neal	904 Jennifer Court	Cleburne, TX 76033
Curry, Robert Thomas	47 Links Side Ct	Kingwood, TX 77339
Anderson, Steven Thomas	86 Homefield Square Ct	O’Fallon, MO 63366
Lane, David Lawrence	1103 -111 Forsythe Street	Oakville, ON L6K 3J9	Canada
McGregor, Robin Bruce	8800 SE Kingswood Way	Damascus, OR 97089
Smyth, Michael Gerard	515 14th St Ne	Jamestown, ND 58401
Rovers, Fred	31 Northcrest Drive	London, ON N5X 3V7	Canada
Sahlstrom, Thomas Walter	N5295 North Innsbruck Road	West Salem, WI 54669
Denzer, Michael John	3538 E Westbrook Rd	Chillicothe, IL 61523

Exhibit A

Christensen, Mark S.	17110 SURREY VIEW DRIVE	CHESTERFIELD, MO 63005
Flatt, Kevin Norman	14285 Dinsmoor Dr	Chesterfield, MO 63017
Young, David L	2204 Sycamore Dr	Chesterfield, MO 63017
Espy, Jason C	7614 Russell Ct	Arvada, CO 80007
Schreiber, Steve Paul	901 Summit Avenue	New Ulm, MN 56073
Chan, Mary	4611 Beaufort Terrace	Mississauga, ON L5M 3J1	Canada
Leonard, Kirk Michael	831 Arbor Chase Drive	Wildwood, MO 63021
Bertsch, Thomas Lee	3709 34th Street	Columbus, NE 68601
Rupp, Timothy W.	11785 Forest Lake Drive	Rolla, MO 65401
Otto, David Gilbert	705 Henry Ave	Ballwin, MO 63011
Comfort, John Allen	4507 N E Waters Edge Dr	Lee’s Summit, MO 64064
Muenz, Ken James	2111 Leverenz	Naperville, IL 60564
Flynn, Timothy Joseph	9379 Caddyshack Circle	St Louis, MO 63127
Snapp, Gregory James	PO Box 31816	St Louis, MO 63131
Corlett, William Max	1401 Lakeview Dr	Pryor, OK 74361
Doria, Cynthia Ann	2 Hill Dr	Glendale, MO 63122
Raley Jr, Ray Wallace	1467 Crooked Stick	O’Fallon, MO 63366
Coon, Gary Joseph	1750 N Lakewood Ave	Port Clinton, OH 43452
Mayo, David Albert	7329 Van Gogh Dr	Dardenne Prairie, MO 63368
Cella Jr, Kenneth Ray	P O Box 536	St Albans, MO 63073
Felten, Mark Leslie	1825 Aston Way	Chesterfield, MO 63005
Rosen, Douglas Lee	13 Ridgecreek Rd	Town and Country, MO 63141-8042
Fraser, John David	2822 Teal Drive	New Iberia, LA 70560
Brownfield Sr, Jon	Sycamore Farms,282 West Mount Gallant Rd	York, SC 29745
Van Genderen, Scott D	12850 Westledge Lane	Des Peres, MO 63131
Sgroi, Anthony James	16738 Deveronne Circle	Chesterfield, MO 63005
Hargiss, Bryan Eugene	220 Bluff View Circle	St Louis, MO 63129
Bowling, Tina Rae	662 Top Notch Lane	Eureka, MO 63025
Wall, Ola Antonia	90 Banbury Road	Toronto, ON M3B 2L3	Canada
Hizar Jr, Thomas William	14 Algonquin Ln	St Louis, MO 63119
Askren, Kathleen Marguerite	2405 Hollyhead Dr	Des Peres, MO 63131
Lodes, Michael Joseph	157 Helfenstein	Webster Groves, MO 63119
Christensen Jr, Richard A	55 West Meath Ring	St Charles, MO 63304
Raley, Colleen G	255 Edwin Ave	St Louis, MO 63122-4719
Beuerlein, John Dee	13315 Tree Top View Ct	Town and Country, MO 63141
Michelman, Jeremy Leland	726 N Clay Ave	Kirkwood, MO 63122
Krekeler, James Andrew	18 Thorndell Drive	St Louis, MO 63117
Birch, Kevin Edward	172 Boxley Road	Burlington, ON L7L 4S6	Canada
Powers, David Francis	2377 Spring Mill Woods	Saint Charles, MO 63303
Tucker, Suzanne Frances	1923 E Monterey	Chandler, AZ 85225
Panchot, Jeffrey Joseph	1624 Ashford Oaks Court	Wildwood, MO 63038
Unnerstall, Richard Gerard	309 Locust St	Washington, MO 63090
Migneron, Thomas L	12904 Timmor Court	Town and Country, MO 63131
Cascella, Guy Robert	14 Clayton Hills	St Louis, MO 63131
Link, Richard David	2271 Desloge Estates Dr	Villa Ridge, MO 63089
Ney, Timothy James	13210 Autumn Trails Court	Saint Louis, MO 63141
Vento Jr, Vincent Anthony	121 Kendall Bluff Ct	Chesterfield, MO 63017
Ellenhorn, Laura Burkemper	6 Rio Vista Drive	Ladue, MO 63124
Frick, Bradley Lewis	449 Sherwood	Webster Groves, MO 63119
Scheer, Jonathan William	3485 Stone Road	Tell City, IN 47586
Mosbacher, Merry Lynne	1025 Bristol Manor Dr	Ballwin, MO 63011
Welborn, William Jordan	12430 Ballas Trails	St Louis, MO 63122
Rogers, Timothy Charles	256 Muse Drive	El Dorado Hills, CA 95762
Niemann, Timothy John	201 Progress Parkway	Maryland Heights, MO 63043
Markland, James Edward	13 Timberwood	Maryville, IL 62062

Exhibit A

Reifschneider, David Lee	821 Timber Lake Drive	Washington, MO 63090
Kelly, Myles Patrick	2028 Kingspointe Dr	Chesterfield, MO 63005
Timm, Daniel John	PO Box 139	St Albans, MO 63073
Fiala, William Elliott	411 Conway Aire	Saint Louis, MO 63141
Charlton, Annette Lynn	3212 Post Walk Court	O’Fallon, MO 63366
Wechsler, Carol Ann	700 Chamblee Lane	Creve Coeur, MO 63141
Burnes, Mary Ann	723 Briar Fork Rd	St Louis, MO 63131
Basler, Craig Joseph	824 Justerini Drive	Ballwin, MO 63011
Schumacher, Harry Dalton	1038 KIEFER RIDGE DR	BALLWIN, MO 63021
Portman, Julie Modde	7153 Kingsbury Blvd	University City, MO 63130
Goldberg, Steven Lee	38 Portland Drive	St Louis, MO 63131
Finn, Timothy Vincent	16309 Idlewood Ct	Chesterfield, MO 63005
Sides, Michael Lee	4015 Austin Dr	St Charles, MO 63304
Yoon, Thomas Jang Young	255 Lansbrooke Drive	Chesterfield, MO 63005
Dardas, Steven Michael	100 Ruble	Harrison, AR 72601
Esser, Michael Joseph	109 Forest Club Dr	Chesterfield, MO 63005
Ciapciak, Robert James	9851 Waterbury Drive	St Louis, MO 63124
Sauer III, Harry John	187 Kendall Bluff Ct	Chesterfield, MO 63017
Kelly, Timothy M	481 Hillbrook	Ballwin, MO 63011
Burkemper, Matthew William	366 North Ridge Road	Columbia, IL 62236
Boedges, Christopher Joseph	34 N Weston Ct	St Charles, MO 63303
Blum, Chris Todd	45 Brook Mill Ln	Chesterfield, MO 63017
Williams, Terrence Patrick	926 Oleander	Lake Jackson, TX 77566
Zaun, Michael Eugene	PO Box 168	St Albans, MO 63073
Hoggarth, Teryl Marie	20949 Haven Road	Little Falls, MN 56345
Reis, Michelle Marie	4100 Alt Road	Wildwood, MO 63025
Boyd, Robb Ross	P O Box 329	St Albans, MO 63073-0329
Smith, Randall Lewis	1615 North 4th St	Wahpeton, ND 58075
Salter, Steven William	1324 3rd St SW	Dyersville, IA 52040
Soma, Steve Levern	W8219 BRIDLE PATH	LAKE MILLS, WI 53551
Haarberg, Kevin C.	937 Fairview Drive	Woodland, CA 95695
Clements, Joseph Edward	16508 N Brannon LN	Spokane, WA 99208
Large, Daniel D	5253 Golf Course Dr	Morrison, CO 80465
Hemmingsen, Eric L.	1600 S 105th	Lincoln, NE 68520
Collison, Scott Casper	2620 Dunes Drive	Ft Pierre, SD 57532
Gorgen, Ronald Lee	1509 Carman Glen Court	Manchester, MO 63021
Gilkison, Chris Alan	43 Lily Pond Lane	Saint Charles, MO 63304
Lewis, Kevin Paul	6105 E 60th Street South	Derby, KS 67037
Pray, Warren Charles	7223 Legler Street	Shawnee, KS 66217
Seibel, Gregory L.	2000 Briarcliff	Emporia, KS 66801
Kindsvater, Alan Dennis	17669 Lasiandra Dr	Chesterfield, MO 63005
Geist, Rick A.	2902 Eloise Circle	Seminole, OK 74868
Lawrence, Alan Edward	27076 Ohio Avenue Ne	Kingston, WA 98346
Whitman, Wendell Warren	604 Valencia Drive	Boulder City, NV 89005
Myers, Douglas	6518 204th Dr NE	Redmond, WA 98053
Arnone, Scott William	3313 Michael Dr	Clarkston, WA 99403
Wilson, James Scott	6485 SEASIDE DR	LOVELAND, CO 80538
Ward, David Patrick	4102 Carnation	Arlington, TX 76016
Leopold, Geoffrey Matthew	7 Conway Village Ct	St Louis, MO 63141
Cahill, Jack Lauren	13 Muirfield Ln	Town and Country, MO 63141
Hoover Jr, Charles Russell	1115 Alexander Pl NE	Bainbridge Island, WA 98110
Jezak-Webb, Kim Kana	12449 N 91st Way	Scottsdale, AZ 85260
Crump, Kyle Ray	15051 N 73rd Dr	Peoria, AZ 85381
Covey, Duane James	8794 Paisley Dr Ne	Seattle, WA 98115
Van Loo, Loren Richard	1242 State Ave Ste I,PMB 227	Marysville, WA 98270

Exhibit A

Halvorsen, Marta Sue	1119 ne 151st ave	vancouver, WA 98684
Roberts, Wayne A.	2127 Valley Road	Chesterfield, MO 63005
Inglett, Eric Charles	12076 E Poinsettia Drive	Scottsdale, AZ 85259
Sklar, Douglas I.	52 Breshears Road	Omak, WA 98841
Wortman, David Franklin	718 Fairway Drive	Elizabethton, TN 37643
Russell, Arthur Victor	633 Bemis Heights Pl	Saint Charles, MO 63303
Peterson, Peter Christian	2043 S Capella Ct	Costa Mesa, CA 92626
Woodward, Kathryn Ann	9955 E Cinnabar Ave	Scottsdale, AZ 85258
Hardt, Christopher R.	2427 Alice Ann Court	Newbury Park, CA 91320
Holder, Scott Parker	2244 Nightingale Drive	Santa Rosa, CA 95403
Thomas, Lawrence E	11204 Tri Lane Dr	Creve Coeur, MO 63141-7648
Alm, Kevin Russell	1644 Strecker Ridge Court	Wildwood, MO 63011
Locke, Kenneth M.	405 15th Avenue NE	St Petersburg, FL 33704
Wenger, Kenneth Brian	20 Regal Court	Sylvan Lake, AB T4S 0G3	Canada
Acton, Orville Roy	601 Brimacombe Drive	Weyburn, SK S4H 2P3	Canada
Blough, Brian David	3586 Marys View Lane	Dacula, GA 30019
Warne, F Katharine	801 S Skinker Blvd Apt 14B	Saint Louis, MO 63105
Ding-Lampman, Veronica	48 Princess Anne Cres	Etobicoke, ON M9A 2P4	Canada
Doran, Matthew Scott	16404 Prestwick Place Ln	Ballwin, MO 63011
Feely, Thomas J	58 Deire Drive	Sparta, NJ 07871
Andersen, Kyle Christian	790 St Andrews Drive	Bozeman, MT 59715
Koestner, Eric Brian	46 W Rose	Webster Groves, MO 63119
Buckley, Brian Daniel	16344 Wynncrest Falls Way	Wildwood, MO 63005
Bouwman, John H	206 Clyde Run	Fredericksburg, TX 78624
Osterhage, Todd Michael	104 Greenview Court	Waterloo, IL 62298
Bergan Jr, Donald Joseph	946 VICTORIA AVE	SUNSET HILLS, MO 63122
Ison, Stephen James	1366 Sedgewick Crescent	Oakville, ON L6L 1X8	Canada
Wemyss, Cynthia Ann	411 Arboleda Drive	Los Altos, CA 94024
Reichart, DuWayne Eugene	14 Williamsburg Road	Sherman, IL 62684
Egan Jr, Thomas Michael	22 Kings Pointe	Belleville, IL 62223
Mothes, Cheryl Ann	P O BOX 965	CAPE GIRARDEAU, MO 63702
Heffington, Steven Matthew	257 Pointe Lansing Court	Ballwin, MO 63021
Owen, Philip Daniel	16433 Bayshore Cove Ct	Wildwood, MO 63040
Braceland, Timothy	31 PIETY CORNER ROAD	WALTHAM, MA 02451
Kimes, Bret David	265 Blackmer Place	St Louis, MO 63119
Johnson, Anthony Wayne	3543 Edlingham Court	Orlando, FL 32812
Hayman, Craig	151 Aintree Terrace	Oakville, ON L6J 5J4	Canada
Forcade, Daniel Floyd	704 East Bellerive Place	Chandler, AZ 85249
Bahr, Rodney Thomas	374 Greycliff Bluff Drive	St Louis, MO 63129
Mellon, Mark	16300 Fox Creek Forest Dr	Moseley, VA 23120
Damiano, Michael Angelo	1 Willow Court	Selinsgrove, PA 17870
Burke, Timothy Robert	1 Washington Terrace	St Louis, MO 63112
Scott, Bradley Steven	80 Liberty Lane	Highland, IL 62249
Hunt, Andrew Lawrence	109 Loudoun Place	Phoenixville, PA 19460
Pennington, Penelope	1206 S Main Street	St Charles, MO 63301
Long, David Earl	16038 S 31st St	Phoenix, AZ 85048
Doerring, Bret Allen	915 South 5th Avenue West	Newton, IA 50208
Rappenecker, Jennifer Hunt	P O Box 2109	Kahului, HI 96733
Lanigan, Neal J	7432 E Ann Way	Scottsdale, AZ 85260
Foltz Gay, Jodi Lynn	621 Clemens Court	Kirkwood, MO 63122
Schutte, Kenneth Edward	1326 Webster Path Drive	Webster Groves, MO 63119
Gunn, David Alexander	52 Courtsfield Crescent	Toronto, ON M9A 4S9	Canada
Gee, Rodney Carlton	17840 West Hampton Woods Drive	Wildwood, MO 63005
Stringfellow, Paul Richard	2138 Modoc	Harker Heights, TX 76548
Powitzky, Elizabeth Susan	340 Emmanuel Ct	Valley Park, MO 63088

Exhibit A

Maitra, Sucharita	521 Cochise Cr	Mississauga, ON L5H 1Y3	Canada
Ellis, John Lawrence	1544 Westfield Circle	O’Fallon, MO 63368
Halim, Vanessa Uzoamaka	1800 S Brentwood Apt 1331	Brentwood, MO 63144
Reed, Justine Louise	44 Benson Avenue	Mississauga, ON L5H 2P4	Canada
Ashworth, Brian David	1443 Wellington View Ln	Wildwood, MO 63005
McCloud, Lynette Diane	3927 Holly Hills Blvd	St Louis, MO 63116
Trimble, Sheila Kristine	8330 University Dr	Clayton, MO 63105-3640
Mikula, Matthew James	12002 Wiltshire Place	Town and Country, MO 63131
Smith, Steven Paul	801 N Taylor Ave	Kirkwood, MO 63122
Cook, Beth Ann	2306 Coventry Glen Court	Chesterfield, MO 63017
Ford, Stephen Craig	441 Saint Thomas Isle Ln	Grover, MO 63040-1506
Ferrari, Vincent Joseph	16216 Thornberry Ridge Lane	Wildwood, MO 63038
Hoff, Stephanie Marie	14613 Mill Spring Ct	Chesterfield, MO 63017
Dolan, Lisa Marie	13 Brazillian Ct	St Louis, MO 63124
Damico, Anthony	735 Hesemann Ridge Ct	Ballwin, MO 63021
Tricarico Jr, James A	816 South Hanley Apt 10D	St Louis, MO 63105
Bee, Stephen Todd	4048 Rolling Stone Ln	Pacific, MO 63069
Lewis, Christopher Norman	460 Lee Ave	Webster Groves, MO 63119
Johnson, Everett J	17701 Sugarberry Ct	Chesterfield, MO 63005
Pelikan, Lisa White	125 Huntington Park	St. Charles, MO 63301
Embleton, Matthew Roy	1036 Camargo Dr	Ballwin, MO 63011
Iversen, Brad Christopher	13005 Wheatfield Farm Rd	Saint Louis, MO 63141
Stuerman, Jeffrey Adams	950 Weatherstone Dr	St Charles, MO 63304
Pusateri, Anthony Joseph	2243 Whitby	Chesterfield, MO 63017
Rawlins, Mark Aubrey	PO Box 203	Saint Albans, MO 63073
Porter, Joseph Grant	17242 Portland Cove	Wildwood, MO 63038

State of Missouri

Robin Carnahan
Secretary of State

RESTATED CERTIFICATE
OF LIMITED PARTNERSHIP

WHEREAS,

THE JONES FINANCIAL COMPANIES, L.L.L.P.
LP0000443

filed its Restated Certificate of Limited Partnership with this office and Whereas that filing was found to conform to the Uniform Limited Partnership Act;

NOW, THEREOF, I, ROBIN CARNAHAN, Secretary of State of Missouri, by virtue of the authority vested in me by law do hereby certify and declare that the above entity's Certificate of Limited Partnership is restated.

IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the GREAT SEAL of the State of Missouri. Done at the City of Jefferson, this 21st day of June, 2010.

Robin Carnahan

Secretary of State